                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

-------------------------------------------------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 or 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported):   March 15, 2001


                          Compass Aerospace Corporation
               (Exact Name of Registrant as Specified in Charter)


       Delaware                     333-75643-01              95-4659126
(State or Other Jurisdiction   (Commission File Number)      (IRS Employer
     of Incorporation)                                      Identification No.)


                               2344 South Pullman
                           Santa Ana, California 92705
                    (Address of Principal Executive Offices)


                                 (949) 622-0700
              (Registrant's telephone number, including area code)


                           1501 Hughes Way, Suite 400
                          Long Beach, California 90810
                 (Former Address, if Changed Since Last Report)

-------------------------------------------------------------------------------

ITEM 2. Acquisition or Disposition of Assets.

     On March 15, 2001, Compass Aerospace Corporation ("Compass") sold all of the capital stock of its wholly owned subsidiary, Trim Engineering Limited ("Trim") to Intercede 1680 Limited. Compass sold Trim, including Trim's subsidiaries, to Intercede pursuant to a Share Purchase Agreement for net cash proceeds of approximately $44.0 million, of which $14.8 million was used to pay down senior secured debt in the United Kingdom and $29.2 million was used to pay down senior secured debt in the United States. The Share Purchase Agreement was negotiated on an arms-length basis.

     The accompanying pro forma financial statements are presented in accordance with Article 11 of Regulation S-X. The unaudited pro forma condensed statements of operations were prepared as if the sale was completed on January 1, 2000. To prepare the pro forma unaudited condensed statements of operations, the Trim statement of operations for the year ended December 31, 2000 has been removed from the consolidated statement of operations of Compass for the year ended December 31, 2000. This method is only for presentation of pro forma unaudited condensed financial statements. The unaudited pro forma condensed financial statements are subject to a number of estimates, assumptions and uncertainties and do not purport to reflect the results of operations that would have occurred had this transaction taken place on the date indicated nor do they purport to reflect results of operations that will occur in the future.

     The unaudited pro forma condensed financial statements should be read in conjunction with the historical consolidated financial statements of Compass Aerospace Corporation and its subsidiaries.

     In addition, the Company's the press release dated March 16, 2001, is filed as Exhibit 99.1 and is incorporated by reference.

                          COMPASS AEROSPACE CORPORATION
                  UNAUDITED PRO FORMA CONDENSED BALANCE SHEETS
                 (IN THOUSANDS, EXCEPT SHARE AND PER SHARE DATA)


                                              COMPASS                               PRO FORMA
ASSETS                                      CONSOLIDATED         LESS: TRIM         ADJUSTMENTS            PRO FORMA
Current Assets:
       Cash and cash equivalents              $      5,343        $      1,798        $         -           $     3,545
       Accounts receivable, net                     17,332               9,225                  -                 8,107
       Inventories                                  31,775               8,813                  -                22,962
       Deferred income taxes                         3,538                   -                  -                 3,538
       Prepaid expenses and other current
         assets                                      1,953                 780                  -                 1,173
                                          --------------------------------------------------------------------------------
       Total current assets                         59,941              20,616                  -                39,325
                                          --------------------------------------------------------------------------------
       Property and Equipment, net                  58,685              17,172                  -                41,513
       Costs in excess of assets
         acquires, net                             111,913              24,377                  -                87,536
       Other assets                                 13,962                   -                  -                13,962
                                          --------------------------------------------------------------------------------
       Total assets                           $    244,501        $     62,165        $         -           $   182,336
                                          ================================================================================


        SEE NOTES TO UNAUDITED PRO FORMA CONDENSED FINANCIAL STATEMENTS.

                          COMPASS AEROSPACE CORPORATION
                  UNAUDITED PRO FORMA CONDENSED BALANCE SHEETS
                 (IN THOUSANDS, EXCEPT SHARE AND PER SHARE DATA)

                                           COMPASS                                   PRO FORMA
LIABILITIES AND STOCKHOLDERS'              CONSOLIDATED            LESS: TRIM        ADJUSTMENTS            PRO FORMA
 EQUITY
Current Liabilities:
       Accounts payable                       $     15,757        $      5,799        $         -           $     9,958
       Accrued expenses                             13,919               2,764                  -                11,155
       Income taxes and other current
         liabilities                                    88                 512                  -                  (424)
       Current portion of long term debt            77,087              40,447             (3,772) A             32,868
       Short term borrowings                         9,441                   -                  -                 9,441
                                          --------------------------------------------------------------------------------
       Total current liabilities                   116,292              49,522             (3,772)               62,998
                                          --------------------------------------------------------------------------------
       Deferred income taxes                         5,241               1,703                  -                 3,538
       Long-term debt and capital leases,
         less current portion                       98,431               2,390                  -                96,041
       Total Stockholders' Equity                   24,537               8,550              3,772  B             19,759
                                          --------------------------------------------------------------------------------
       Total liabilities and
         stockholders' equity                 $    244,501        $     62,165        $         -           $   182,336
                                          ================================================================================



        SEE NOTES TO UNAUDITED PRO FORMA CONDENSED FINANCIAL STATEMENTS.

                          COMPASS AEROSPACE CORPORATION
             UNAUDITED PRO FORMA CONDENSED STATEMENTS OF OPERATIONS
                 (IN THOUSANDS, EXCEPT SHARE AND PER SHARE DATA)



                                               COMPASS                              PRO FORMA
                                             CONSOLIDATED         LESS: TRIM        ADJUSTMENTS            PRO FORMA
                                          --------------------------------------------------------------------------------
Net sales                                      $    154,937       $      47,384       $         -           $   107,553
Cost of sales                                       143,304              38,087                 -           $   105,217
                                          --------------------------------------------------------------------------------
Gross profit                                         11,633               9,297                 -           2,336
Selling, general and administrative
expenses                                             28,729               4,938                             $    23,791
                                          --------------------------------------------------------------------------------
Operating (loss) income                             (17,096)              4,359                 -           (21,455)
Net interest expense                                 22,172               3,673                             $    18,499
Other expense (income)                                5,536                  (1)                -           $     5,537
                                          --------------------------------------------------------------------------------
(Loss) income before income taxes                   (44,804)                687                 -           (45,491)
Income tax (benefit) expense                        (17,246)                712                 -           ($   17,958)
                                          --------------------------------------------------------------------------------
Net loss before extraordinary gain                  (27,558)                (25)                -           (27,533)

   Extraordinary gain on early
     extinguishment of debt net of
     income tax                                      14,435                   -                 -           $    14,435
                                          --------------------------------------------------------------------------------
Net loss                                       $    (13,123)      $         (25)      $         -           ($   13,098)
                                          ================================================================================



        SEE NOTES TO UNAUDITED PRO FORMA CONDENSED FINANCIAL STATEMENTS.

                          COMPASS AEROSPACE CORPORATION
           NOTES TO UNAUDITED PRO FORMA CONDENSED FINANCIAL STATEMENTS

     The following pro forma adjustments have been made to the pro forma condensed financial statements:

A. Reflects $29.2 million of proceeds from the sale of Trim used to pay down senior secured debt in the United States, along with adjustments to eliminate $25.4 million in liabilities owed by Trim to Compass and/or its subsidiaries.

B. Adjustment to eliminate Compass's investment in Trim and accumulated other comprehensive losses from foreign currency translation related to Trim.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c)  EXHIBITS

     The following is a list of exhibits filed as a part of this Form 8-K.


Exhibit No.                         Description of Document
-----------                         -----------------------
    99.1                            Compass Aerospace Corporation Press release
                                    dated March 16, 2001

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this current report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            COMPASS AEROSPACE CORPORATION,
                                            a Delaware corporation


Date:  March 30, 2001                       By:  /s/ Jerome C. David
                                                 -------------------------------
                                                 Jerome C. David
                                                 Senior Vice President and Chief
                                                 Financial Officer